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                                                                   Exhibit 10.43

                             PARTICIPATION AGREEMENT

                                    UNDER THE

                      ALLIED WORLD ASSURANCE HOLDINGS, LTD
                            LONG-TERM INCENTIVE PLAN

[Date __________], 2006

Participant Name: ______________________________________________________________

You have been selected to participate in the Allied World Assurance Holdings, Ltd Long-Term Incentive Plan (the "LTIP"). In accordance with the terms of the LTIP, you will be eligible to receive a Target LTIP Award equal to [___] common shares. Your Target LTIP Award is subject to the terms and conditions contained in the LTIP, a copy of which is attached to this letter.

As a condition of your eligibility to participate in the LTIP, please sign where indicated below and return the signed original to Ms. Suzanne Wylie.

Sincerely,


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Wesley D. Dupont
General Counsel & Secretary

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                    LONG-TERM INCENTIVE PLAN ACKNOWLEDGEMENT

By my signature below, I acknowledge receipt of the Allied World Assurance Holdings, Ltd Long-Term Incentive Plan (the "LTIP"). As a condition to being selected as a participant in the LTIP, I agree to be bound by the terms and conditions contained therein.

Except as otherwise required by law or with the express prior written consent of the Board of Directors, I agree to keep the amount of my Target LTIP Award strictly confidential and expressly agree that any breach of my agreement to keep such information confidential may result in forfeiture of my LTIP Award and/or immediate termination of my employment.


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Signature

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Print Name

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SS#:

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Date